Exhibit 99.1

NEWS RELEASE	Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 f: (773) 628-0802 www.littelfuse.com

LITTELFUSE REPORTS SECOND QUARTER RESULTS FOR 2022
Global business execution delivers strong financial performance
CHICAGO, August 2, 2022 - Littelfuse, Inc. (NASDAQ: LFUS), an industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the second quarter ended July 2, 2022:

•Net sales of $618.4 million were up 18% versus the prior year period, and up 10% organically
•GAAP diluted EPS was $3.48; adjusted diluted EPS was $4.26, up 25% versus the prior year period
•Cash flow from operations was $113.6 million and free cash flow was $87.2 million
•On July 19, the company completed its acquisition of C&K Switches
•The company’s Board of Directors approved a 13% increase in the quarterly cash dividend from $0.53 to
$0.60; this equates to an annualized dividend of $2.40 per share

“We delivered very strong second quarter results above our expectations while continuing to advance our strategic initiatives,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “Our record performance to date in 2022 is a testament to our global teams’ execution across the breadth of our end markets. I am also excited to welcome C&K to our organization which significantly expands our ability to serve customers with market leading technologies, capabilities and talent. Looking ahead, we remain focused on effectively managing our business through market volatility while securing growth opportunities driven by sustainability, connectivity, and safety, which will deliver long-term value to our stakeholders.”

Third Quarter of 2022*
Based on current market conditions, for the third quarter the company expects,
•Net sales in the range of $630 to $644 million; adjusted diluted EPS in the range of $3.71 to $3.87

*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

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Dividend
•The company will pay a cash dividend on its common stock of $0.60 per share on September 8, 2022, to shareholders of record as of August 25, 2022

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, August 3, 2022, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse (NASDAQ: LFUS) is an industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 15 countries, and with approximately 17,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s (“Littelfuse” or the “Company”) current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse's accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended January 1, 2022.

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Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended January 1, 2022, its Quarterly Report on Form 10-Q for the quarter ended April 2, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales growth (decline), adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales growth (decline), adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that net debt, consolidated EBITDA, and consolidated net leverage ratio are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland
Head of Investor Relations
(773) 628-2163

LFUS-F
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LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	July 2, 2022	January 1, 2022
ASSETS
Current assets:
Cash and cash equivalents	$809,122	$478,473
Short-term investments	20	28
Trade receivables, less allowances of $68,933 and $59,232 at July 2, 2022 and January 1, 2022, respectively	343,321	275,192
Inventories	496,207	445,671
Prepaid income taxes and income taxes receivable	4,861	2,035
Prepaid expenses and other current assets	65,294	68,812
Total current assets	1,718,825	1,270,211
Net property, plant, and equipment	435,683	437,889
Intangible assets, net of amortization	374,593	407,126
Goodwill	914,358	929,790
Investments	25,626	39,211
Deferred income taxes	12,476	13,127
Right of use lease assets, net	39,724	29,616
Other long-term assets	23,184	24,734
Total assets	$3,544,469	$3,151,704
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$219,764	$222,039
Accrued liabilities	137,377	159,689
Accrued income taxes	34,128	27,905
Current portion of long-term debt	7,500	25,000
Total current liabilities	398,769	434,633
Long-term debt, less current portion	884,569	611,897
Deferred income taxes	74,286	81,289
Accrued post-retirement benefits	35,090	37,037
Non-current operating lease liabilities	32,334	22,305
Other long-term liabilities	67,478	71,023
Total equity	2,051,943	1,893,520
Total liabilities and equity	$3,544,469	$3,151,704

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended		Six Months Ended
(in thousands, except per share data)	July 2, 2022	June 26, 2021	July 2, 2022	June 26, 2021
Net sales	$618,436	$523,488	$1,241,766	$987,282
Cost of sales	355,465	326,092	720,199	629,420
Gross profit	262,971	197,396	521,567	357,862

Selling, general, and administrative expenses	93,093	73,315	168,601	131,603
Research and development expenses	23,488	16,394	43,044	31,133
Amortization of intangibles	11,592	10,641	24,316	21,162
Restructuring, impairment, and other charges	634	789	852	1,226
Total operating expenses	128,807	101,139	236,813	185,124
Operating income	134,164	96,257	284,754	172,738

Interest expense	4,368	4,626	8,670	9,299
Foreign exchange loss (gain)	14,124	(1,676)	21,860	5,161
Other expense (income), net	6,060	(1,890)	10,487	(9,627)
Income before income taxes	109,612	95,197	243,737	167,905
Income taxes	22,596	13,102	39,203	28,097
Net income	$87,016	$82,095	$204,534	$139,808

Earnings per share:
Basic	$3.52	$3.34	$8.28	$5.69
Diluted	$3.48	$3.30	$8.19	$5.62

Weighted-average shares and equivalent shares outstanding:
Basic	24,734	24,592	24,712	24,562
Diluted	24,985	24,900	24,986	24,894

Comprehensive income	$55,667	$87,549	$170,982	$140,391

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
(in thousands)	July 2, 2022	June 26, 2021
OPERATING ACTIVITIES
Net income	$204,534	$139,808
Adjustments to reconcile net income to net cash provided by operating activities:	114,659	63,947
Changes in operating assets and liabilities:
Trade receivables	(76,807)	(69,881)
Inventories	(70,285)	(38,205)
Accounts payable	9,153	38,955
Accrued liabilities and income taxes	(23,107)	4,488
Prepaid expenses and other assets	7,175	(12,766)
Net cash provided by operating activities	165,322	126,346

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(9,758)	(109,852)
Purchases of property, plant, and equipment	(56,151)	(32,657)
Net proceeds from sale of property, plant and equipment, and other	542	2,569
Net cash used in investing activities	(65,367)	(139,940)

FINANCING ACTIVITIES
Net proceeds (payments) from credit facility	275,000	(30,000)
Cash dividends paid	(26,201)	(23,596)
All other cash provided by financing activities	(3,782)	4,413
Net cash provided by (used in) financing activities	245,017	(49,183)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(15,511)	(2,894)
Increase (decrease) in cash, cash equivalents, and restricted cash	329,461	(65,671)
Cash, cash equivalents, and restricted cash at beginning of period	482,836	687,525
Cash, cash equivalents, and restricted cash at end of period	$812,297	$621,854

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Second Quarter			Year-to-Date
(in thousands)	2022	2021	% Growth /(Decline)	2022	2021	% Growth
Net sales
Electronics	$358,176	$325,347	10.1%	$723,997	$611,882	18.3%
Transportation	182,027	133,318	36.5%	366,531	261,847	40.0%
Industrial	78,233	64,823	20.7%	151,238	113,553	33.2%
Total net sales	$618,436	$523,488	18.1%	$1,241,766	$987,282	25.8%

Operating income
Electronics	$105,958	$74,236	42.7%	$226,535	$129,759	74.6%
Transportation	18,309	19,258	(4.9)%	44,617	39,574	12.7%
Industrial	15,285	8,375	82.5%	27,790	11,881	133.9%
Other(a)	(5,388)	(5,612)	N.M.	(14,188)	(8,476)	N.M.
Total operating income	$134,164	$96,257	39.4%	$284,754	$172,738	64.8%
Operating Margin	21.7%	18.4%		22.9%	17.5%

Interest expense	4,368	4,626		8,670	9,299
Foreign exchange loss (gain)	14,124	(1,676)		21,860	5,161
Other expense (income), net	6,060	(1,890)		10,487	(9,627)
Income before income taxes	$109,612	$95,197	15.1%	$243,737	$167,905	45.2%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Second Quarter			Year-to-Date
(in thousands)	2022	2021	% Growth /(Decline)	2022	2021	% Growth /(Decline)
Operating Margin
Electronics	29.6%	22.8%	6.8%	31.3%	21.2%	10.1%
Transportation	10.1%	14.4%	(4.3)%	12.2%	15.1%	(2.9)%
Industrial	19.5%	12.9%	6.6%	18.4%	10.5%	7.9%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q2-22	Q2-21	YTD-22	YTD-21
GAAP diluted EPS	$3.48	$3.30	$8.19	$5.62
EPS impact of Non-GAAP adjustments (below)	0.78	0.11	1.06	0.46
Adjusted diluted EPS	$4.26	$3.41	$9.25	$6.08

Non-GAAP adjustments - (income) / expense
	Q2-22	Q2-21	YTD-22	YTD-21
Acquisition-related and integration costs (a)	$4.8	$0.5	$8.6	$1.3
Purchase accounting inventory adjustments (b)	—	3.3	4.8	6.8
Restructuring, impairment and other charges (c)	0.6	0.8	0.8	1.3
Loss (gain) on sale of fixed assets (d)	—	1.0	—	(0.9)
Non-GAAP adjustments to operating income	5.4	5.6	14.2	8.5
Other (income) expense, net (e)	(0.5)	0.5	(0.5)	0.5
Non-operating foreign exchange loss (gain)	14.1	(1.7)	21.9	5.2
Non-GAAP adjustments to income before income taxes	19.0	4.4	35.6	14.2
Income taxes (f)	(0.4)	1.7	9.1	2.5
Non-GAAP adjustments to net income	$19.4	$2.7	$26.5	$11.7

Total EPS impact	$0.78	$0.11	$1.06	$0.46

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q2-22	Q2-21	YTD-22	YTD-21
Net sales	$618.4	$523.5	$1,241.8	$987.3
GAAP operating income	$134.2	$96.3	$284.8	$172.7
Add back non-GAAP adjustments	5.4	5.6	14.2	8.5
Adjusted operating income	$139.6	$101.9	$299.0	$181.2
Adjusted operating margin	22.6%	19.5%	24.1%	18.4%
Add back amortization	11.6	10.6	24.3	21.2
Add back depreciation	15.7	13.6	31.3	27.3
Adjusted EBITDA	$166.9	$126.1	$354.6	$229.7
Adjusted EBITDA margin	27.0%	24.1%	28.6%	23.3%

Adjusted EBITDA by Segment	Q2-22			Q2-21
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$106.0	$18.3	$15.3	$74.2	$19.3	$8.4
Add:
Add back amortization	6.1	4.3	1.2	7.0	2.3	1.3
Add back depreciation	8.4	6.3	1.0	8.1	4.6	0.9
Adjusted EBITDA	$120.5	$28.9	$17.5	$89.3	$26.2	$10.6
Adjusted EBITDA Margin	33.6%	15.9%	22.3%	27.5%	19.7%	16.2%

Adjusted EBITDA by Segment	YTD-22			YTD-21
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$226.5	$44.6	$27.8	$129.8	$39.6	$11.9
Add:
Add back amortization	12.8	9.0	2.5	$14.2	$4.7	$2.3
Add back depreciation	17.1	12.3	1.9	$16.3	$9.3	$1.6
Adjusted EBITDA	$256.4	$65.9	$32.2	$160.3	$53.6	$15.8
Adjusted EBITDA Margin	35.4%	18.0%	21.3%	26.2%	20.5%	13.9%

Net sales reconciliation	Q2-22 vs. Q2-21
	Electronics	Transportation	Industrial	Total
Net sales growth	10%	37%	21%	18%
Less:
Acquisitions	—%	45%	—%	11%
FX impact	(3)%	(4)%	(1)%	(3)%
Organic net sales growth (decline)	13%	(4)%	22%	10%

Net sales reconciliation	YTD-22 vs. YTD-21
	Electronics	Transportation	Industrial	Total
Net sales growth	18%	40%	33%	26%
Less:
Acquisitions	—%	44%	8%	13%
FX impact	(3)%	(4)%	(1)%	(3)%
Organic net sales growth	21%	—%	26%	16%

Income tax reconciliation
	Q2-22	Q2-21	YTD-22	YTD-21
Income taxes	$22.6	$13.1	$39.2	$28.1
Effective rate	20.6%	13.8%	16.1%	16.7%
Non-GAAP adjustments - income taxes	(0.4)	1.7	9.1	2.5
Adjusted income taxes	$22.2	$14.8	$48.3	$30.6
Adjusted effective rate	17.3%	14.8%	17.3%	16.8%
Free cash flow reconciliation
	Q2-22	Q2-21	YTD-22	YTD-21
Net cash provided by operating activities	$113.6	$76.2	$165.3	$126.3
Less: Purchases of property, plant and equipment	(26.4)	(17.9)	(56.2)	(32.6)
Free cash flow	$87.2	$58.2	$109.1	$93.7

Consolidated Total Debt	As of July 2, 2022
Consolidated Total Debt	$892.1
Unamortized debt issuance costs	5.0
Consolidated funded indebtedness	897.1
Cash held in U.S. (up to $400 million)	400.0
Net debt	$497.1

Consolidated EBITDA	Twelve Months Ended July 2, 2022
Net Income	$348.5
Interest expense	17.9
Income taxes	68.3
Depreciation	60.0
Amortization	45.9
Non-cash additions (reductions):
Stock-based compensation expense	22.6
Non-cash pension settlement charge	19.9
Purchase accounting inventory step-up charge	6.4
Unrealized loss on investments	12.5
Impairment charges	—
Other	62.4
Consolidated EBITDA (1)	$664.4

Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *	0.7x
* Our Credit Agreement and Private Placement Note with maturities ranging from 2023 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.

The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the Netting of up to $400M of Available Cash (Cash held by US Subsidiaries).

(1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) reflected in restructuring, impairment and other charges.
(d) reflected in SG&A, a loss of $1.0 million recorded during the second quarter of 2021 for a total year-to-date gain of $0.9 million from the sale of a building within the Electronics segment 2021.
(e) 2022 amount included $0.5 million gain from the sale of a building within Transportation segment. 2021 amount included $0.5 million of impairment charges on certain other investments.
(f) reflected the tax impact associated with the non-GAAP adjustments and the one-time net benefit of $7.2 million that resulted from the dissolution of one of the Company’s affiliates.
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